UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

For the Period Ended: November 15, 2007

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: November 14, 2007)

Filing Date of this Report: November 20, 2007

DISTRIBUTION MANAGEMENT SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-27539	65-0574760
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
11601 Biscayne Boulevard
Suite 201
North Miami, Florida 33181

(305) 893-9270
(Registrant’s Telephone Number Including Area Code)
Telecopier (305) 893-6696

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in this report are subjective and written in our favor. These types of statements may be considered "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     These forward-looking statements ARE NOT HISTORICAL FACTS; rather, these statements are based upon our senior executive management's OPINIONS AND ESTIMATES as of the date we make these statements. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. We may be overly optimistic in our statements to you about our beliefs and expectations of any plan or event associated with these forward-looking statements. We use words like "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", "contemplate", "prospective", "attempt", "proposed", and similar expressions or terms, which you can interpret to identify these forward-looking statements.

     We advise you NOT to place too much influence or reliance on our forward-looking statements. These statements are only good on the date we made them. We undertake no obligation to update these forward-looking statements, or any information associated with them, in any future filings, schedules, or reports.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL
STATEMENTS.
ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On November 14, 2007, we received an e-mail notification from Sherb & Co., L. L. P., a Florida limited liability partnership, as to its resignation as our principal certifying accountant, which resignation became effective on November 15, 2007. We are annexing a facsimile of the Sherb firm's notification as Exhibit 99.1 hereof. Furthermore, the Sherb firm delivered us with a facsimile of a letter that is addressed to the SEC. We are annexing a reproduction of that letter as Exhibit 99.2 hereof.

     During the two year-period prior to its dismissal, the Sherb firm's reports did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. To that extent, we are not disclosing a claim of non-reliance on any previously issued and filed statements of our financial condition.

     Under the terms of the Sherb firm's engagement, it was to have performed a review of the accounting portions of our quarterly reports (in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants) and to audit our annual financial statements. The Sherb Firm agreed that it would perform each audit in accordance with the standards established by the Public Company Accounting Oversight

Board. Under further terms of its engagement, the Sherb Firm was to have expressed reliance on our management, our compilation accountant, and our general accountant, in terms of our statements of financial condition presented to it with a view to its review or audit thereof.

     It was our general understanding that the Sherb Firm would remain as our retainer until it would be voluntarily or involuntarily terminated, until it would resign, unless it would not stand for reelection (unless called upon to do so), or unless it would be removed or otherwise incapable of fulfilling its obligations under a determination or by operation of law.

     We have remained "independent" of the Sherb firm and its employees throughout the period we engaged it, as the term "independent" is defined in Regulation S-X.

     As of the date of this report, the Sherb firm has not performed all of the work required by it under the terms of its engagement. The Sherb firm was in the process of preparing to audit our statements of financial condition for the year-ended May 31, 2006 when it discontinued communicating and/or performing work for us and, thereafter, subsequently resigned.

     In an e-mail transmittal to our President dated November 14, 2007, the Sherb firm indicated the following reasons for its resignation: (a) the Sherb firm claimed that our non-certifying accountants did not provide the it with the level of support in preparing and producing the work the Sherb firm required to adequately complete its reviews and audits, (b) the Sherb firm claimed that our consultants did not produce the results that it expected in terms of their (our consultants) ability to bring us up-to-date on certain matters, (c) the Sherb firm claimed that we were continually tardy in timely paying it for its work, and (d) the Sherb firm claimed that our delays in paying them and in having information delivered to them by third parties increased its costs and turnaround time, with respect to their reviews and audits of our statements of financial condition. In summary, the Sherb firm implied that we were conducting our relationship with them below the customary benchmarks they established for the conduct of their business.

     We addressed our remarks related to the Sherb firm's performance in a letter to them dated November 19, 2007. We are annexing a reproduction of that letter as Exhibit 99.3 hereof.

     Our President discussed these and other disparities with the Sherb firm on numerous occasions between mid-July 2006 and November 14, 2007, including having electronically delivered documents in support of our position to the Sherb firm on numerous occasions.

     To the best of our knowledge, there were no disagreements between us and the Sherb firm in respect of any statements of financial condition that it reviewed or audited and that we subsequently filed with the SEC.

     The compilation and preparation of our accounting work was prepared by CFO Oncall, Inc., upon whom the Sherb firm expressed reliance in terms of reviewing and/or auditing our statements of financial condition. On November 14, 2007, we received an informal notice from CFO Oncall that stated it resigned effective November 1, 2007. CFO Oncall did not provide us with a reason for its departure, and, to that end, we are incapable of providing an adequate explanation as to its departure.

     As of the date of this Report, we do not believe the controversy between us and the Sherb firm, as such were stated in its letter of resignation, were resolved to its satisfaction.

     On no date prior to the date of its dismissal did the Sherb firm formally or informally notify us that we did not have the internal controls necessary to develop reliable financial statements, that any information had been brought to its attention that made it unwilling to rely on any of our management's representations, or, that it was unwilling to be associated with the financial statements prepared by our management.

     In a letter of even date herewith, we are requesting the Sherb firm to review this report and its exhibits and to offer its comments as to this report's accuracy and completeness, as we are required to do pursuant to Item 304(a)(3) of Regulation S-B. We are annexing a facsimile of our Item 304(a)(3) request as Exhibit 16.1 hereof.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

     The following table lists the exhibits that we are annexing to this report. We consider these exhibits "filed" for purposes of Section 18 of the Securities Exchange Act.

Exhibit No.	Description of Exhibit

16.1	The Registrant's Letter to The Sherb Firm Required by Item 304(a)(3)
99.1	The Sherb Firm's Notification to the Registrant of its Resignation
99.2	The Sherb Firm's Letter to the SEC
99.3	The Registrant's Letter to the Sherb Firm

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By Order of the Board of Directors, Dated: November 20, 2007